UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 18, 2019

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization) 3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.) 77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

 On January 18, 2019, CORE Alaska, LLC (“CORE Alaska”), a wholly-owned subsidiary of Contango ORE, Inc. (the “Company”) and its joint venture partner, Royal Alaska, LLC (“Royal Alaska”), a wholly-owned subsidiary of Royal Gold, Inc. (“Royal Gold”), entered into an Amendment No. 2 (the “Amendment”) to the Limited Liability Company Agreement of Peak Gold, LLC (the “Joint Venture Company”), dated as of January 8, 2015, by and between CORE Alaska and Royal Alaska.  The Amendment, among other things, (i) defines certain project areas and a resource area in reference to properties owned or controlled by the Joint Venture Company; (ii) allows CORE Alaska and Royal Alaska to agree to sell their respective interests in the Joint Venture Company in respect of fewer than all such project areas in a joint sale process by the Company and Royal Gold; (iii) creates a tag right on a transfer by either CORE Alaska or Royal Alaska of any portion of its interest in the resource area; and (iv) creates a drag right in a transfer by Royal Alaska of its entire interest in the resource area.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on January 23, 2019 relating to its solicitation of proposals for the potential sale of the Company. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 2 to the Peak Gold, LLC Limited Liability Company Agreement, dated as of January 18, 2019, between CORE Alaska, LLC and Royal Alaska, LLC.
99.1	Press Release dated January 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By:	/s/ Leah Gaines
Leah Gaines
Vice President and Chief Financial Officer

Dated: January 25, 2019